Finance income	3 Months Ended
Mar. 31, 2025
Finance income
Finance income

8.Finance income

	Three months ended
	March 31,	March 31,
	2025	2024
	$'m	$'m

Interest income - bank deposits	9.3	4.0
Net foreign exchange gain arising from financing - unrealized	7.9	—
Change in fair value of embedded options	2.9	6.6
Change in fair value of foreign exchange swaps	0.2	—
Other interest income	0.2	—
Change in fair value of interest rate caps	—	0.2
	20.5	10.8